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                                                                    EXHIBIT 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Current Report (Form 8-K) of Applied Micro Circuits Corporation of our report dated April 19, 2000, with respect to the financial statements of YuniNetworks, Inc. included in the Registration Statement Form S-4 (No. 333-37372) of Applied Micro Circuits Corporation filed with the Securities Exchange Commission on May 19, 2000.


                                             /s/ ERNST & YOUNG LLP
San Diego, California
June 21, 2000